 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 14, 2009

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	000-6669	13-1950672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Green Road, Suite E Pompano Beach, FL	33064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(954) 419-9544

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On Monday, December 14, 2009, Forward Industries, Inc. (the “Company”) filed a Restated Certificate of Incorporation (the “Restated Certificate”) with the Department of State of the State of New York to restate in a single certificate the text of the Company’s original certificate of incorporation and all amendments to date pursuant to Section 807 of the Business Corporation Law of the State of New York.

The Restated Certificate effected a change of the address to which the Secretary of State of the State of New York will send any service of process, which change was authorized by the Board of Directors of the Company and does not require shareholder authorization.

The foregoing is qualified in its entirety by reference to the full text of the Restated Certificate, a copy of which is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1            Restated Certificate of Incorporation of Forward Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forward Industries Inc.,

By:

/s/ Douglas W. Sabra

_______________________________________

Name Douglas W. Sabra

Title: Chief Executive Officer

Dated: December 16 , 2009

EXHIBIT INDEX

Exhibit No.            Description

Exhibit 99.1            Restated Certificate of Incorporation of Forward Industries, Inc.